UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

               ----------------------------------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date  of Report (Date of earliest event reported): June 27,  1997
                                                   --------------


                    PARKWAY PROPERTIES, INC.
------------------------------------------------------------------
     (Exact name of Registrant as specified in its charter)



Maryland                    1-11533                   74-2123597
------------------------------------------------------------------
(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)

One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
     Jackson,  Mississippi                                 39225-
4647
------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
                                                   ---------------


------------------------------------------------------------------
 (Former name or former address, if changed since last report)


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 5.   Other Events.

          On March 31, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased the Meridian Building in Atlanta, Georgia. The Meridian Building is a five-story office building consisting of approximately 100,932 net rentable square feet with an attached 330 space three-level
parking  deck.   It  is  located in the  Northwest  submarket  of
Atlanta near the intersection of I-75 and I-285. The purchase price of $10,500,000 was funded with existing cash reserves.

      On April 4, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased the Vestavia Centre in Birmingham, Alabama. The Vestavia Centre office building is a four-story office building consisting of approximately 75,880 net rentable square feet. The purchase price of $4,650,000 was funded with existing cash reserves.

      On May 1, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased the Sugar Grove office building in the Sugar Land/Southwest Houston, Texas submarket. The Sugar Grove office building is a six-story building with approximately 122,682 net rentable square feet. The purchase price of $7,730,000 was funded with existing cash reserves and bank borrowings of $7,445,000 on a line of credit with Deposit Guaranty National Bank at a rate equal to the 90-day LIBOR rate plus 1.75%, currently 7.5625%.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

      The  following audited financial statement of the  Meridian
Building for the year ended December 31, 1996 is attached hereto.
Also included is the unaudited financial statement for the three months ended March 31, 1997.

                                                            Page
                                                            ----
     Report of Independent Auditors                           4
     Statement of Rental Revenue and
       Direct Operating Expenses                              5
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                          6

     The following audited financial statement of Vestavia Centre for the year ended December 31, 1996 is attached hereto. Also included is the unaudited financial statement for the three months ended March 31, 1997.


                                                            Page
                                                            ----
     Report of Independent Auditors                           8
     Statement of Rental Revenue and
       Direct Operating Expenses                              9
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                         10

     The following audited financial statement of Sugar Grove for the year ended December 31, 1996 is attached hereto. Also included is the unaudited financial statement for the three months ended March 31, 1997.

                                                            Page
                                                            ----
     Report of Independent Auditors                          12
     Statement of Rental Revenue and
       Direct Operating Expenses                             13
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                         14



     (b)  Pro Forma Consolidated Financial Statements

      The  following  unaudited Pro Forma Consolidated  Financial
Statements are attached hereto.

                    PARKWAY PROPERTIES, INC.

                                                            Page
                                                            ----
Pro Forma Consolidated Financial Statements (Unaudited)      16
Pro Forma Consolidated Balance Sheet (Unaudited) -
  As of March 31, 1997                                       18
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Year Ended December 31, 1996                       19
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Three Months Ended March 31, 1997                  20
Notes to Pro Forma Consolidated Financial
  Statements (Unaudited)                                     21

                 Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of the Meridian Building for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of the Meridian Building's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of the Meridian Building for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of the Meridian Building for the three months ended March 31, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of the Meridian Building for the three months ended March 31, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                    /s/ Ernst & Young LLP
June 25, 1997


                        Meridian Building

                   Statement of Rental Revenue
                  and Direct Operating Expenses



                               Year Ended       Three months Ended
                            December 31, 1996     March 31, 1997
                            -----------------   ------------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ...............   $823,449           $353,852
 Reimbursed charges and
   other income...............     19,899                  -
                                 --------           --------
                                  843,348            353,852
                                 --------           --------

Direct operating expenses
 (Note 2):
  Utilities...................    135,913             39,629
  Real estate taxes...........     71,830             17,515
  Maintenance services
   and supplies...............     95,338             19,244
  Janitorial services
   and supplies...............     37,445             15,115
  Management fees (Note 3)....     46,885             14,786
  Landscape maintenance.......     26,272              4,418
  Security services...........     23,023              6,309
  Administrative and
    miscellaneous expenses....     66,414              5,923
                               ----------         ----------
                                  503,120            122,939
                               ----------         ----------
Excess of rental revenue over
 direct operating expenses....   $340,228           $230,913
                               ==========         ==========

                     See accompanying notes.


                       Meridian Building

              Notes to Statement of Rental Revenue
                  and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

On March 31, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased the Meridian Building (the "Building") in Atlanta, Georgia from an unrelated party. The Building contains approximately 101,000 (unaudited) square feet of rentable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents on non-cancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 1,676,000
                        1998           1,630,000
                        1999           1,624,000
                        2000           1,624,000
                        2001             757,000
                                     -----------
                                     $ 7,311,000
                                     ===========

The above amounts do not include tenant reimbursements for utilities, insurance and common area maintenance.

Two tenants' leases accounted for approximately 92% of the Building's 1996 rental revenue. These tenants' leases expire
January 31, 2001 and June 30, 2001.



                        Meridian Building

              Notes to Statement of Rental Revenue
            and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses, such as depreciation and mortgage interest expense, which would not be comparable to the proposed future operations of the Building. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Monthly management fees of the greater of $2,500 or 4% of revenues received from the operations of the Building were paid to an unrelated management company.


                 Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of Vestavia Centre for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of Vestavia Centre's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of Vestavia Centre for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of Vestavia Centre for the three months ended March 31, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of Vestavia Centre for the three months ended March 31, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                    /s/ Ernst & Young LLP
June 20, 1997

                         Vestavia Centre

                   Statement of Rental Revenue
                  and Direct Operating Expenses



                               Year Ended       Three Months Ended
                            December 31, 1996     March 31, 1997
                            -----------------   ------------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ...............   $864,267           $238,222
 Reimbursed charges and
   other income...............     13,928              1,399
                                 --------           --------
                                  878,195            239,621
                                 --------           --------

Direct operating expenses
 (Note 2):
  Utilities...................    130,138             26,725
  Real estate taxes...........     33,230              8,308
  Maintenance services and
    and supplies..............     81,775             19,069
  Janitorial services
    and supplies..............     49,754             13,802
  Management fees (Note 3)....     51,055             12,087
  Insurance...................     14,703              5,314
  Security service............     12,766              3,003
  Administrative and
   miscellaneous expenses.....     20,812              2,510
                                 --------           --------
                                  394,233             90,818
                                 --------           --------
Excess of rental revenue over
  direct operating expenses...   $483,962           $148,803
                                 ========           ========


                     See accompanying notes.


                         Vestavia Centre

              Notes to Statement of Rental Revenue
                  and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

On April 4, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased Vestavia Centre (the "Building") in Birmingham, Alabama from an unrelated party. The four-story building contains approximately 76,000 (unaudited) square feet of rentable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents and noncancelable operating leases at December 31, 1996 as follows:

                        Year            Amount
                   --------------------------------
                        1997         $   794,000
                        1998             805,000
                        1999             671,000
                        2000             532,000
                        2001             213,000
                                     -----------
                                     $ 3,015,000
                                     ===========

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

Three tenants' leases accounted for approximately 47% of the Building's 1996 rental revenue. These tenants' leases expire
March 31, 1998, September 30, 1999 and December 31, 2000.


                         Vestavia Centre

              Notes to Statement of Rental Revenue
            and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management fees of approximately 3% of revenues received from the operations of the Building plus $2,000 per month were paid to an unrelated management company.


                 Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of Sugar Grove for the year ended December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of Sugar Grove's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of Sugar Grove for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of Sugar Grove for the three months ended March 31, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of Sugar Grove for the three months ended March 31, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                    /s/ Ernst & Young LLP
May 29, 1997

                           Sugar Grove

                   Statement of Rental Revenue
                  and Direct Operating Expenses




                               Year ended       Three Months Ended
                            December 31, 1996     March 31, 1997
                            -----------------   ------------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ............... $1,064,336         $  304,719
 Reimbursed charges
   and other income...........     17,814              4,478
                               ----------         ----------
                                1,082,150            309,197
                               ----------         ----------

Direct operating expenses
 (Note 2):
  Utilities...................    158,000             39,325
  Real estate taxes...........    107,256             27,314
  Maintenance services
    and supplies..............     63,017             11,857
  Janitorial services
    and supplies..............     82,486             22,472
  Management fees (Note 3)....     34,231              8,477
  Salaries....................    101,078             27,750
  Security service............     24,399              5,650
  Administrative and
    miscellaneous expenses....     72,563             22,526
                               ----------         ----------
                                  643,030            165,371
                               ----------         ----------
Excess of rental revenue over
 direct operating expenses.... $  439,120         $  143,826
                               ==========         ==========

                     See accompanying notes.


                           Sugar Grove

              Notes to Statement of Rental Revenue
                  and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

On May 1, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased Sugar Grove (the "Building") in Houston, Texas from an unrelated party. The six-story building contains approximately 123,000 (unaudited) square feet of rentable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents on non-cancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 1,317,000
                        1998           1,262,000
                        1999           1,170,000
                        2000             614,000
                        2001             401,000
                      Thereafter         237,000
                                     -----------
                                     $ 5,001,000
                                     ===========

The above amounts do not include tenant reimbursements for utilities, insurance and common area maintenance.

One tenant, whose lease expires December 31, 1999, accounted for approximately 19% of the Building's 1996 rental revenue.


                           Sugar Grove

              Notes to Statement of Rental Revenue
            and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management fees of approximately 3% of revenues received from the operations of the Building were paid to an unrelated management company.


                    PARKWAY PROPERTIES, INC.

           Pro Forma Consolidated Financial Statements
                           (Unaudited)


The following unaudited pro forma consolidated balance sheet as of March 31, 1997 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 1996 and three months ended March 31, 1997 give effect to the recent purchases of Parkway for the periods stated. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of Vestavia Centre and Sugar Grove as if they had been consummated on March 31, 1997.

The pro forma consolidated statements of income sets forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1996.

     BUILDING                            DATE OF PURCHASE

     Sugar Grove                             05/01/97
     Vestavia Centre                         04/04/97
     Meridian                                03/31/97
     Charlotte Park Executive Center         03/18/97
     Courtyard at Arapaho                    03/06/97
     Ashford II                              01/28/97
     Forum II & III                          01/07/97
     Tensor                                  10/31/96
     BB&T Financial Center                   09/30/96
     Falls Pointe                            08/09/96
     Roswell North                           08/09/96
     Cherokee                                07/09/96
     Courthouse                              07/09/96
     400 Northbelt                           04/15/96
     Woodbranch                              04/15/96
     One Park 10 Plaza                       03/07/96




                    PARKWAY PROPERTIES, INC.

     Pro Forma Consolidated Financial Statements (continued)
                           (Unaudited)



In addition to the purchases listed above, the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996, the December 24, 1996 sale of the Virginia Beach mortgage loan and the sale of 2,012,500 shares of common stock subsequent to December 31, 1996 as if the transactions occurred January 1, 1996.

These  pro  forma consolidated financial statements  may  not  be indicative of the results that actually would have occurred if the purchase, sale and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the year ended December 31, 1996.


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                         MARCH 31, 1997
                          (Unaudited)

                                Parkway    Pro Forma     Parkway
                               Historical  Adjustments  Pro Forma
                               ----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments
   Office buildings.............$191,220   $ 12,380(2,3)$203,600
   Land held for development....   1,721          -        1,721
   Accumulated depreciation..... (10,441)         -      (10,441)
                                --------   --------     --------
                                 182,500     12,380      194,880
   Real estate held for sale
     Land.......................   5,187          -        5,187
     Operating properties.......   1,492          -        1,492
     Other non-core
     real estate assets.........     295          -          295
   Mortgage loans...............     348          -          348
   Real estate partnership......     313          -          313
                                --------   --------     --------
                                 190,135     12,380      202,515
 Interest, rents receivable
   and other assets.............   5,182          -        5,182
 Cash and cash equivalents......   4,686     (4,686)           -
                                --------   --------     --------
                                $200,003   $  7,694     $207,697
                                ========   ========     ========
Liabilities
Mortgage notes payable
  without recourse..............$ 62,260   $      -     $ 62,260
Notes payable to banks..........       -      7,694        7,694
Accounts payable and other
  liabilities...................   6,552          -        6,552
                                --------   --------     --------
                                  68,812      7,694       76,506
                                --------   --------     --------
Shareholders' Equity
Common stock, $.001 par value,
  69,424,000 shares authorized,
  6,287,130 shares issued in
  1997..........................       6          -            6
Additional paid-in capital...... 103,665          -      103,665
Retained earnings...............  27,520          -       27,520
                                --------   --------     --------
                                 131,191          -      131,191
                                --------   --------     --------
                                $200,003   $  7,694     $207,697
                                ========   ========     ========

                     See accompanying notes.


            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE YEAR ENDED 12/31/96
                           (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(6) Pro Forma
                              ---------- -------------- ---------
                              (In  thousands,  except  per  share
data)
Revenues
Income from office properties...$18,840    $18,308 (a)  $37,148
Income from other real estate
  properties....................  1,773          -        1,773
Interest on mortgage loans......  1,740     (1,384)(d)      356
Management company income.......    784          -          784
Interest on investments.........    500          -          500
Dividend income.................    118          -          118
Deferred gains and other income.    324          -          324
Gains on real estate held
  for sale and mortgage loans...  9,909          -        9,909
Gain on securities..............    549          -          549
                                -------    -------      -------
                                 34,537     16,924       51,461
                                -------    -------      -------
Expenses
Office properties
  Operating expense.............  8,466      8,655 (a)   17,121
  Interest expense..............  3,526      1,600 (c)    5,126
  Depreciation and amortization.  2,444      2,517 (a)    4,961
  Minority interest.............    (28)         -          (28)
Other real estate properties
  Operating expense.............  1,379          -        1,379
Interest expense
  Notes payable to banks........    281        582 (e)      863
  Notes payable on wrap
    mortgages...................    340       (340)(f)        -
Management company expense......    673          -          673
General and administrative......  2,982          -        2,982
                                -------    -------      -------
                                 20,063     13,014       33,077
                                -------    -------      -------
Income before income taxes...... 14,474      3,910       18,384
Income tax expense..............    103          -          103
                                -------    -------      -------
Net income......................$14,371    $ 3,910      $18,281
                                =======    =======      =======
Net income per share............$  3.92                   $3.22(7)
                                =======                 =======
Weighted average shares
  outstanding...................  3,662                   5,674
                               =======                 =======

                     See accompanying notes.


            PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               FOR THE THREE MONTHS ENDED 3/31/97
                              (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(6) Pro Forma
                              ---------- -------------- ---------
                              (In  thousands,  except  per  share
data)
Revenues
Income from office properties...$ 8,030    $ 1,828 (b)   $ 9,858
Income from other real estate
  properties....................    306          -           306
Interest on mortgage loans......     16          -            16
Management company income.......    134          -           134
Interest on investments.........    301          -           301
Dividend income.................     86          -            86
Deferred gains and other income.     33          -            33
                                -------    -------       -------
                                  8,906      1,828        10,734
                                -------    -------       -------
Expenses
Office properties
  Operating expense.............  3,420        788 (b)     4,208
  Interest expense:
    Contractual.................  1,255          -         1,255
    Amortization of loan cost...     17          -            17
  Depreciation and amortization.    925        259 (b)     1,184
  Minority interest.............     27          -            27
Other real estate properties
  Operating expense.............    217          -           217
Interest expense on bank notes:
  Contractual...................     24        145 (e)       169
  Amortization of loan costs....     36          -            36
Management company expense......     87          -            87
General and administrative......    860          -           860
                                -------    -------       -------
                                  6,868      1,192         8,060
                                -------    -------       -------
Income before gains (losses)....  2,038        636         2,674
                                -------    -------       -------
Gain (loss) on sales
Gain on real estate held for
  sale and mortgage loans.......  1,506          -         1,506
                                -------    -------       -------
Net income......................$ 3,544    $   636       $ 4,180
                                =======    =======       =======
Net income per share............$   .62                  $   .73
                                =======                  =======
Weighted average shares
  outstanding...................  5,718                    5,718
                                =======                  =======

                     See accompanying notes.


                    PARKWAY PROPERTIES, INC.

      Notes to Pro Forma Consolidated Financial Statements
                           (Unaudited)

1. On March 31, 1997, the Company purchased the Meridian Building in Atlanta, Georgia. The Meridian Building is a five-story office building consisting of approximately 100,932 net rentable square feet with an attached 330 space three-level parking deck. It is located in the Northwest submarket of Atlanta near the intersection of I-75 and I-
     285.  The  purchase  price of $10,500,000  was  funded  with existing cash reserves. No pro forma adjustments were needed to the balance sheet due to the March 31, 1997 purchase date.

2. On April 4, 1997, the Company purchased the Vestavia Centre in Birmingham, Alabama. The Vestavia Centre' office building is approximately 75,880 net rentable square feet. The purchase price of $4,650,000 was funded with existing cash reserves.

3. On May 1, 1997, the Company purchased the Sugar Grove office building in the Sugar Land/Southwest Houston, Texas submarket. The Sugar Grove office building is a six-story building with approximately 122,682 net rentable square feet. The purchase price of $7,730,000 was funded with existing cash reserves and bank borrowings of $7,445,000 on a line of credit with Deposit Guaranty National Bank at a rate equal to the 90-day LIBOR rate plus 1.75%, currently 7.5625%.

4. The pro forma adjustments to the Consolidated Statement of Income for the year ended December 31, 1996 and three months ended March 31, 1997 set forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1996.

          BUILDING                            DATE OF PURCHASE

          Sugar Grove                             05/01/97
          Vestavia Centre                         04/04/97
          Meridian                                03/31/97
          Charlotte Park Executive Center         03/18/97
          Courtyard at Arapaho                    03/06/97
          Ashford II                              01/28/97
          Forum II & III                          01/07/97
          Tensor                                  10/31/96
          BB&T Financial Center                   09/30/96
          Falls Pointe                            08/09/96
          Roswell North                           08/09/96
          Cherokee                                07/09/96
          Courthouse                              07/09/96
          400 Northbelt                           04/15/96
          Woodbranch                              04/15/96
          One Park 10 Plaza                       03/07/96

     In addition to the purchases listed above, the adjustments on the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the December 24, 1996 sale of the Virginia Beach mortgage loan and the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996 as if the transactions occurred January 1, 1996. These pro forma adjustments are detailed below by property for the year ended December 31, 1996 and three months ended March 31, 1997.


     The   effect  on  income  and  expenses  from  real   estate
     properties due to the above purchases are as follows:

     (a)  For the year ended December 31, 1996:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     One Park 10      $    299,000   $    160,000    $    25,000
     400 North Belt
      & Woodbranch       1,036,000        551,000         92,000
     Cherokee &
       Courthouse
       Road Bldgs.         917,000        480,000        124,000
     Falls Pointe &
       Roswell North     1,161,000        439,000        191,000
     BB&T Financial
       Center            3,072,000      1,055,000        413,000
     Tensor                810,000        530,000         64,000
     Forum II & III      2,749,000      1,331,000        370,000
     Charlotte Park      2,616,000      1,180,000        333,000
     Ashford II            649,000        441,000         50,000
     Courtyard at
       Arapaho           2,196,000        948,000        340,000
     Meridian              843,000        503,000        236,000
     Vestavia              878,000        394,000        105,000
     Sugar Grove         1,082,000        643,000        174,000
                       -----------     ----------     ----------
                       $18,308,000     $8,655,000     $2,517,000
                       ===========     ==========     ==========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     (b)  For the three months ended March 31, 1997:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     Charlotte Park    $   505,000    $   208,000    $    69,000
     Ashford II             54,000         37,000          4,000
     Courtyard at
       Arapaho             366,000        164,000         58,000
     Meridian              354,000        123,000         59,000
     Vestavia              240,000         91,000         26,000
     Sugar Grove           309,000        165,000         43,000
                       -----------    -----------    -----------
                       $ 1,828,000    $   788,000    $   259,000
                       ===========    ===========    ===========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

          (c) Pro forma interest expense on real estate owned reflects the non-recourse debt placed on certain buildings acquired during 1995 and 1996 at the actual amounts and rates by property as if placed January 1, 1996 and is detailed below.

          Property/Placement                 Year Ended
              Date/Rate           Debt        12/31/96
          ------------------  -----------    ----------
          IBM Building
            2/96 7.78%        $ 4,800,000    $   41,000

          Waterstone
            6/96 8.00%          5,620,000       185,000

          One Park 10
            7/96 8.35%          4,700,000       196,000

          400 North Belt &
            Woodbranch
            7/96 8.25%         10,000,000       412,000

          Falls Pointe &
            Roswell North
            12/96 8.375%        9,850,000       766,000

                                             ----------
                                             $1,600,000
                                             ==========

          No additional debt has been placed on properties in 1997 and no pro forma adjustments are needed for the three months ended March 31, 1997.

     (d) The January 1, 1996 pro forma effect of the sale of 157 mortgage loans on May 31, 1996 and the December 24, 1996 sale of the Virginia Beach mortgage loan is as follows:

                                           Year Ended
                                            12/31/96
                                          ------------
          Interest Income:
               Mortgage loans             $(1,384,000)

     (e) The pro forma effect of the purchases of Forum II & III, Ashford II, Courtyard at Arapaho, Charlotte Park Executive Center, Meridian, Vestavia and Sugar Grove as well as the stock offering of 2,012,500 shares on interest expense on notes payable to banks for the year ended December 31, 1996 and three months ended March 31, 1997 is an increase of $582,000 and $145,000, respectively.

     (f) The pro forma effect of the sale of the Virginia Beach mortgage loan on interest expense on notes payable on wrap mortgages for the year ended December 31, 1996 is a decrease of $340,000.


7.   The pro forma earnings per share for the year ended December
     31, 1996 reflect the sale of 2,012,500 shares of common stock under its existing shelf registration subsequent to December 31, 1996.

8. No additional income tax expenses were provided because of the Company's net operating loss carryover.

9. All per share information for the year ended December 31, 1996 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14, 1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1996.


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 27, 1997

                                        PARKWAY PROPERTIES, INC.



                                   BY:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President, Chief Financial
                                        Officer, Treasurer and Secretary